Legal Proceedings	9 Months Ended
Jul. 31, 2021
Text Block [Abstract]
Legal Proceedings
Note 13: Legal Proceedings
BMO and its subsidiaries are named as defendants or are otherwise involved in a substantial number of legal proceedings. BMO Harris Bank N.A. (BMO Harris), as successor to M&I Marshall and Ilsley Bank (M&I), has been named as the defendant in a lawsuit filed in the U.S. Bankruptcy Court for the District of Minnesota (Bankruptcy Court) in connection with a Ponzi scheme carried out by Thomas J. Petters and certain affiliated individuals and entities (collectively, Petters) between 1994 and 2008. The lawsuit, brought by a Trustee in bankruptcy proceedings for certain Petters entities, alleges that, between 1999 and 2008, M&I (and a predecessor bank) facilitated the Ponzi scheme operated by Petters. BMO denies these allegations and continues to defend itself vigorously. The Trustee seeks

US$
1.9
billion in compensatory damages, plus prejudgment interest, punitive damages, and attorneys’ fees. The Bankruptcy Court: (i) denied BMO Harris’s motion for summary judgment; (ii) granted the Trustee’s motion for sanctions based on the alleged spoliation of evidence; and (iii) transferred the case to the U.S. District Court for the District of Minnesota (District Court) for trial. BMO Harris filed an objection to the spoliation sanctions, which is still pending before the District Court. BMO Harris anticipates that the trial in this case may take place in the first half of 2022. While it is inherently difficult to predict the ultimate outcome of this or other proceedings, BMO does not expect the outcome of any of these proceedings, individually or in the aggregate, to have a material adverse effect on the consolidated financial position or the results of operation of the bank
.